Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of April 3, 2009 by and between Anacomp, Inc. (“Lender”) and Overland Storage, Inc., a California corporation (“Grantor”).

RECITALS

A. Grantor and Lender are parties to that certain Authorized Service Provider Agreement between Grantor and Lender dated as of July 1, 2001, as amended (the “Service Agreement”).

B. To satisfy payment obligations under the Service Agreement that were due prior to the date of this Agreement, Grantor has issued to Lender a Promissory Note (the “Note”) in the principal amount of Two Million Three Hundred Eighty-Six Thousand Dollars ($2,386,000), with such Note being secured by that certain Security Agreement between the parties dated as of the same date as the Note (the “Security Agreement”).

C. Pursuant to the terms of the Security Agreement, Grantor has granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral as defined in the Security Agreement. Any capitalized terms not defined herein shall have the meanings defined in the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Documents, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its Obligations, Grantor grants and pledges to Lender a security interest in all of Grantor’s right, title and interest, whether now owned or hereafter acquired, in, to and under its intellectual property, copyrights, patents, patent applications, trademarks, know-how, trade secrets, and related goodwill (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof (collectively, the “Intellectual Property”). Notwithstanding the foregoing, the Snap Intellectual Property is excluded from the Collateral.

This security interest is granted in conjunction with the security interest granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Security Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

Grantor confirms that Lender is entitled to, and hereby authorizes Lender and any representative of Lender as Lender may select in its sole discretion, as Grantor’s true and lawful attorney-in fact to:

a. Endorse Grantor’s name on all applications, documents, papers, and instruments necessary or desirable for Lender to give effect to the provisions of this Agreement and the intent of the parties hereto;

b. Take any other actions with respect to the Intellectual Property, consistent with this Agreement, as Lender deems in the best interest of Lender solely in order to effectuate the provisions of Agreement;

c. Following the occurrence of an Event of Default under, and subject to the terms and conditions of, the Security Agreement, require and direct that all income, royalties, license fees, damages and other payments payable by any third party with respect to the Intellectual Property be paid directly to Lender; or

d. Following the occurrence of an Event of Default under, and subject to the terms and conditions of, the Security Agreement, subject to the terms of any existing license agreement, assign, pledge, convey, license or otherwise transfer title in or dispose of any or all of the Intellectual Property to anyone.

This power of attorney shall be irrevocable until the Obligations are paid in full. Grantor shall execute, acknowledge and deliver all such instruments and take all such actions as Lender may from time to time reasonably request in order further and fully to effectuate the purposes of this Agreement in each and every country of the world and to carry out the terms hereof. Nothing in this Agreement shall impose on Lender an affirmative obligation or duty to take any specific action, or impose any liability on Lender for the failure to take any action, with respect to any of the Intellectual Property.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights which Grantor has registered or for which Grantor has filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. This Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	Overland Storage, Inc.

4820 Overland Avenue
San Diego, CA 92123

	By:	/s/ Vernon A. LoForti
Attn: Kurt L. Kalbfleisch, Chief Financial Officer
	Name:	Vernon A. LoForti

	Title:	President

LENDER:

Address of Lender:	Anacomp, Inc.

15378 Avenue of Science
San Diego, CA 92128

	By:	/s/ Paul J. Najar
Attn: Paul J. Najar, Executive Vice President, General Counsel and Secretary		Paul J. Najar Executive Vice President, General Counsel and Secretary

EXHIBIT A

Copyrights

Description	Registration Number	Registration Date

EXHIBIT B

Patents

Description	Patent/ Application Number	Patent/ Application Date
MODULAR CABINET FOR DATA STORAGE MEDIA AND DRIVES	5870245	2/9/1999

METHOD AND SYSTEM FOR CONTROLLING THE POSITION OF MAGNETIC READ HEAD	5898534	4/27/1999

MAGNETIC MEDIA HAVING PARTITIONED AND PRESATURATED DATA CKS	6249396	6/19/2001

RANDOMIZING ENCODER FOR DIGITAL DATA STORAGE	5712863	1/27/1998

DIGITAL DATA RECORDING CHANNEL	5931968	8/3/1999

DIGITAL DATA RECORDING CHANNEL	6363512	3/26/2002

DIGITAL DATA RECORDING CHANNEL	6260171	7/10/2001

DIGITAL DATA RECORDING CHANNEL	6513139	1/28/2003

ENCODER FOR DIGITAL DATA STORAGE	771221	7/01/2004

ENCODER FOR DIGITAL DATA STORAGE	733663	8/30/2001

ENCODER FOR DIGITAL DATA STORAGE	2246423	8/03/2004

ENCODER FOR DIGITAL DATA STORAGE	97193708.7	1/21/2004

ENCODER FOR DIGITAL DATA STORAGE	HK1019654	9/17/2004

ENCODER FOR DIGITAL DATA STORAGE	3935942	3/30/2007

ENCODER FOR DIGITAL DATA STORAGE	214876	6/23/2003

A MAGNETIC TAPE DRIVE APPARATUS INCLUDING A VARIABLE RATE ENCODER	6,597,526	7/22/2003

AUTOMATED TAPE CARTRIDGE LIBRARY WITH ACCELERATED CALIBRATION	5819309	10/6/1998

VARIABLE RATE BIT INSERTER FOR DIGITAL DATA STORAGE	5815514	9/29/1998

MEDIA ELEMENT LIBRARY WITH NON-OVERLAPPING SET OF MEDIA ELEMENTS AND NON-OVERLAPPING SET OF MEDIA ELEMENT DRIVES ACCESSIBLE TO FIRST HOST AND INACCESSIBLE TO SECOND HOST	6328766	12/11/2001

Description	Patent/ Application Number	Patent/ Application Date
METHOD OF WRITING DATA TO STORAGE MEDIUM BY INSERTING BITS AT A VARIABLE RATE IN RESPONSE TO BIT STREAM CONTENT MONITORING	6167550	12/26/2000

WRITE FORMAT FOR DIGITAL DATA STORAGE	6,543,024	4/1/2003

WRITE FORMAT FOR DIGITAL DATA STORAGE	1110217	4/16/2003

MEDIA ACCESS IN A MEDIA LIBRARY	6353581	3/5/2002

MEDIA HANDLING SYSTEM AND METHOD	6496325	12/17/2002

SYSTEM AND METHOD FOR SELECTIVELY TRANSFERRING BLOCK DATA OVER A NETWORK	10/444680	5/22/2003

TAPE EMULATING DISK BASED STORAGE SYSTEM AND METHOD WITH AUTOMATICALLY RESIZED EMULATED TAPE CAPACITY	10/943779	9/17/2004

TAPE EMULATING DISK BASED STORAGE SYSTEM AND METHOD	7444465	10/28/08

TAPE EMULATING DISK BASED STORAGE SYSTEM AND METHOD WITH AUTOMATICALLY RESIZED EMULATED TAPE CAPACITY	05793416.8	8/23/05

TAPE LIBRARY EMULATION WITH AUTOMATIC CONFIGURATION AND DATA RETENTION	11/356726	2/17/2006

DATA PROTECTION SYSTEMS WITH MULTIPLE SITE REPLICATION	11/357742	2/17/2006

BLOCK LEVEL DATA SNAPSHOT SYSTEM AND METHOD	7225210	5/29/2007

EXHIBIT C

Trademarks

Trademark Name	Registration/ Application Number	Registration/ Application Date
LIBRARYXPRESS	702558	4/18/1997
LIBRARYXPRESS	1457883	10/14/2000
LIBRARYXPRESS	11585	10/17/1997
LIBRARYXPRESS	375669	3/26/1996
LIBRARYXPRESS	544236	3/24/1997
LIBRARYXPRESS	T96/01729Z	8/21/1995
MCT/MAINFRAME CLASS TAPE (STYL	480390	8/13/1997
OVERLAND DATA	1650007	7/9/1991
VR2 (stylized and/or with design)	2419492	1/9/2001
VR2 (STYLIZED)	761936	7/7/2000
VR2 (STYLIZED)	823369	5/21/2002
VR2 (STYLIZED)	4402213	7/21/2000
VR2 (STYLIZED)	207007	2/22/2001
VR2 (STYLIZED)	932905	3/1/2001
LOADERXPRESS	2345987	4/25/2000
WEB TLC	2447632	5/1/2001
WEB TLC	833082	9/15/2000
WEB TLC	959981	9/16/2001
XCHANGENOW	2292932	11/16/1999
XCHANGENOW	1236546	8/8/2000
MINILIBRARYXPRESS	833056	9/15/2000
MINILIBRARYXPRESS	4444491	1/5/2001
LIBRARYPRO	2721753	6/3/2003
LIBRARYPRO	833057	9/15/2000
ENTERPRISEXPRESS	833055	9/17/2001
ENTERPRISEXPRESS	4444492	1/5/2001
ENTERPRISEXPRESS	954581	8/16/2001
SANPIPER	846998	2/21/2001
SANPIPER	1009196	8/1/2002
NEO SERIES	2650385	11/12/2002
NEO SERIES	879211	11/19/2001
NEO SERIES	2137685	6/28/2002
NEO SERIES	1011127	8/16/2002
POWERLOADER	2725558	6/10/2003
POWERLOADER	TMA656706	1/17/2006
POWERLOADER	2647196	11/3/2005
POWERLOADER	4611584	10/11/2002
POWERLOADER	1018294	12/17/2007
POWERLOADER	T02/04358E	1/29/2004
POWERLOADER	1033206	2/16/2003
VR2 AND DESIGN	2597912	7/23/2002

Trademark Name	Registration/ Application Number	Registration/ Application Date
VR2 AND DESIGN	TMA650882	10/20/2005
VR2 AND DESIGN	2636165	7/22/2003
VR2 AND DESIGN	4611505	10/11/2002
VR2 AND DESIGN	757110	7/30/2002
VR2 AND DESIGN	T02/04214G	1/20/2004
VR2 AND DESIGN	1040515	4/16/2003
OVERLAND STORAGE	2835126	4/20/2004
OVERLAND STORAGE	930589	8/18/2003
OVERLAND STORAGE	2892313	10/13/2004
OVERLAND STORAGE	4689477	7/4/2003
OVERLAND STORAGE	T04/18881E	7/19/2005
OVERLAND STORAGE	1061088	10/16/2003
OVERLAND	2835127	4/20/2004
OVERLAND	930588	8/18/2003
OVERLAND	2892339	9/11/2004
OVERLAND	4689478	7/4/2003
OVERLAND	T04/18879C	3/22/2005
OVERLAND	1057507	9/16/2003
OVERLAND STORAGE	185460	8/16/2003
OVERLAND	184092	7/16/2003
REO SERIES	3071748	3/21/2006
REO SERIES	985168	6/1/2004
REO SERIES	3613619	4/11/2005
REO SERIES	T04/18876I	9/27/2005
REO SERIES	1155921	6/1/2005
REO 4000	3040311	1/10/2006
REO 4000	1027421	4/26/2005
REO 4000	T04/18877G	12/20/2005
MULTI-SITEPAC	3242939	5/15/2007
MULTI-SITEPAC	1063167	11/7/2005
MULTI-SITEPAC	4529509	7/11/2006
MULTI-SITEPAC	4915876	12/16/2005
MULTI-SITEPAC	T05/11528E	4/10/2006
MULTI-SITEPAC	1201661	4/1/2006
OVERLAND STORAGE	T04/18882C	3/15/2005
OVERLAND	T04/18880G	3/7/2005
REO	3160454	10/17/2006
REO	1063156	11/21/2005
REO	T05/11527G	4/11/2006
REO	1201660	4/1/2006
ULTAMUS	3341151	11/20/2007
ULTAMUS	1087125	3/27/2006
ULTAMUS	4758686	1/3/2007
ULTAMUS	4942938	4/7/2006
ULTAMUS	T05/24527H	4/7/2006
ULTAMUS	1216361	7/1/2006

Trademark Name	Registration/ Application Number	Registration/ Application Date
PROTECTION OS	3245667	5/22/2007
PROTECTION OS	1133046	1/15/2007
PROTECTION OS	5323019	8/24/2007
PROTECTION OS	T06/18255E	6/26/2007
PROTECTION OS	1266194	6/16/2007
NEO	3446775	6/10/2008
NEO	T0618256C	8/14/2007
NEO	1266195	6/16/2007
ARCvault	3353649	12/11/2007
ARCvault	1101609	2/5/2007
ARCvault	4946448	3/23/2007
ARCvault	5033280	3/16/2007
ARCvault	T06/03966C	10/11/2006
ARCvault	1238898	12/1/2006
SIMPLY PROTECTED STORAGE	78/770616	12/9/2005
SIMPLY PROTECTED	78/770618	12/9/2005
ARCVAULT SERIES	1140071	2/12/2007
ARCVAULT SERIES	5665446	10/17/2006
ARCVAULT SERIES	5024906	2/9/2007
ARCVAULT SERIES	T06/21249G	4/10/2007
ARCVAULT SERIES	1285204	11/1/2007
SNAP! SERVER	2421713	1/16/2001
SNAP APPLIANCE	78/178397	10/25/2002
SNAP APPLIANCE	3144581	2/2/2005
SNAP CARE	2944987	4/26/2005
SNAP CARE	3151611	8/12/2005
GUARDIANOS	78/231018	3/27/2003
GUARDIANOS	3151594	5/2/2003
SNAP DISK	525204	8/31/2004
SNAP SERVER	823379	4/7/2004
SNAP SERVER	823379	11/30/2004
SNAP SERVER	823379	6/13/2005
SNAP SERVER	3495945	9/2/2008
SNAP SERVER	1213700	4/13/2004
SNAP SERVER	3754471	4/8/2004
SNAP SERVER	849038	8/24/2004
SNAP SERVER	823379	4/7/2004
STORASSURE	3309368	10/9/2007